Exhibit 10.1

Execution Version

Second Amendment and Consent

This Second Amendment and Consent, dated as of June 28, 2007 (this “Amendment”), to Credit Agreement, dated as of October 26, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among, Alpha NR Holding, Inc., a Delaware corporation (“Holdings”), Alpha Natural Resources, LLC, a Delaware limited liability company (the “Borrower”), the Lenders and Issuing Banks party thereto from time to time, and Citicorp North America, Inc., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent for the Lenders and Issuing Banks. Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.

W i t n e s s e t h:

Whereas, Borrower and Holdings desire to cause a merger of Holdings into Alpha Natural Resources, Inc. (“ANR, Inc.”), with ANR, Inc. as the surviving corporation (the “Merger”);

Whereas, the Merger would require certain amendments to the Loan Documents in order to be permitted thereunder, and the Borrower and Holdings have requested such amendments be made as set forth herein;

WHEREAS, Borrower and Holdings have requested that the Lenders and Administrative Agent amend certain terms of the provisions of the Credit Agreement to permit the Merger and to address certain other matters;

Whereas, the Lenders signatory to an acknowledgment and consent to amendment (an “Acknowledgment and Consent to Amendment”) and the Administrative Agent have agreed to consent to such amendment on the terms and subject to the conditions herein provided.

Now, Therefore, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1. Amendment.

(a) As of the Effective Date (as defined below), the Administrative Agent, Borrower, Holdings, and each Lender signatory to an Acknowledgment and Consent to Amendment hereby agree that the Credit Agreement shall be amended as set forth in clauses (b), (c), (d), (e), (f), and (g) of this Section 1.

(b) Section 1.01 of the Credit Agreement is hereby amended:

(i) by deleting the definition of “ANR, Inc.” in its entirety and replacing the following in lieu thereof:

“ANR, Inc.” shall mean Alpha Natural Resources, Inc., a Delaware corporation and the parent of Borrower.

(ii) by deleting clause (a)(i) in the definition of “Change in Control” in its entirety and renumbering clauses (a)(ii) through (a)(iii) thereof so as to be in proper numerical order;

(iii) by deleting the definition of “Holdings” in its entirety and replacing the following in lieu thereof:

“Holdings” shall mean ANR, Inc. except when used in Section 3.05 and for those representations and warranties contained in Article III that expressly relate to the Closing Date, in which case “Holdings” shall mean Alpha NR Holding, Inc; and

(iv) by deleting the amount “$75.0 million” in the definition of “Permitted Receivables Financing” and replacing in lieu thereof the amount “$150.0 million”.

(c) Section 5.02(a) of the Credit Agreement is hereby amended by inserting the words “other than for black lung obligations” immediately after “in the case of self-insurance”.

(d) Section 6.01 of the Credit Agreement is hereby amended by deleting the last sentence of such section in its entirety and replacing the following in lieu thereof:

“Notwithstanding anything to the contrary contained herein, Holdings shall not be permitted to incur any Indebtedness other than Indebtedness under Sections 6.01(b), (f), (g), (m), (n), and (q).

(e) Section 6.02(p) of the Credit Agreement is hereby amended by deleting the reference to clause 6.01(q) contained therein and replacing it with a reference to clause 6.01(p).

(f) Section 6.06 of the Credit Agreement is hereby amended by deleting Section 6.06(f) in its entirety and replacing the following in lieu thereof:

“(f) so long as no Default or Event of Default shall have occurred and be continuing or result therefrom, Holdings may declare and pay dividends or make other distributions to, or purchase or redeem Equity Interests from, its equity holders, so long as the aggregate amount of such dividends paid or distributions, purchases or redemptions made pursuant to this clause (f) in any fiscal year shall not exceed $20,000,000;

(g) Section 6.08 of the Credit Agreement is hereby amended by deleting the proviso thereto in its entirety and replacing the following in lieu thereof:

“, provided, that Holdings shall not engage in any business or activity other than (i) holding membership interests in the Borrower, (ii) paying taxes, (iii) preparing reports to Governmental Authorities and to its shareholders, (iv) holding directors and shareholders meetings, preparing corporate records and other corporate activities required to maintain its corporate structure, (v) fulfilling obligations pursuant to acquisition or disposition agreements, (vi) providing Guarantees, to the extent permitted by this Agreement, of the obligations under the Facilities, the Senior Notes Indenture, the Travelers Documents and other obligations of its Subsidiaries.”

Section 2. Conditions Precedent. This Amendment shall become effective as of the date (the “Effective Date”) on which each of the following conditions precedent shall have been satisfied or duly waived:

(a) Certain Documents. The Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent:

(i) evidence of the consummation of the Merger on terms reasonably satisfactory to the Administrative Agent;

(ii) this Amendment, duly executed by each of the Borrower and Holdings, on behalf of itself and each other Loan Party, and the Administrative Agent;

(iii) an Acknowledgment and Consent to Amendment, in the form set forth hereto as Exhibit A, duly executed by each of the Required Lenders;

(iv) satisfaction of the Collateral and Guarantee Requirements as required under the Credit Agreement, as amended hereby, with respect to ANR, Inc. (notwithstanding that ANR, Inc. is not a Domestic Subsidiary Loan Party), including:

(1) a counterpart of the Assumption Agreement to the Guarantee and Collateral Agreement duly executed and delivered to the Administrative Agent on behalf of ANR, Inc.

(2) delivery to the Administrative Agent of a completed Perfection Certificate in respect of ANR, Inc. dated the Effective Date and signed by a Responsible Officer of the Borrower, together with all attachments contemplated thereby, including the results of a search of the UCC (or equivalent) filings made with respect to ANR, Inc. in the jurisdictions contemplated by the Perfection Certificate and copies of the financing statements (or similar documents) disclosed by such search and evidence reasonably satisfactory to the Administrative Agent that the Liens indicated by such financing statements (or similar documents) are permitted by Section 6.02 of the Credit Agreement or have been released;

(3) the execution and delivery to the Administrative Agent of all documents, financing statements, agreements and instruments, and the taking of all such further actions (including the filing and recording of financing statements, fixture filings, Mortgages and other documents and recordings of Liens in stock registries), that may be required under any applicable law, or that the Administrative Agent may reasonably request and delivery of evidence reasonably satisfactory to the Administrative Agent as to the perfection and priority of the Liens created or intended to be created by the Security Documents; and

(4) delivery to the Administrative Agent, on behalf of itself, the Collateral Agent, the Lenders and each Issuing Bank dated as of the Effective Date, a favorable written opinion of Bartlit Beck Herman Palenchar & Scott LLP, counsel for the Loan Parties, and Vaughn R. Groves, General Counsel and Vice President of the Borrower and ANR, Inc. in form and substance reasonably satisfactory to the Administrative Agent and covering such matters relating to the Loan Documents, as amended and supplemented pursuant to the terms hereof, as the Administrative Agent shall reasonably request.

(iv) such additional documentation as the Administrative Agent may reasonably require.

(b) Payment of Costs and Expenses. The Administrative Agent and the Lenders shall have received payment of all costs and expenses, including, without limitation, all costs and expenses of the Administrative Agent and the Lenders (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent) in connection with this Amendment, the Credit Agreement and each other Loan Document, as required by Section 5 hereof.

(c) Representations and Warranties. Each of the representations and warranties contained in Section 3 below shall be true and correct.

Section 3. Representations and Warranties. Each of Holdings and the Borrower, on behalf of itself and each Loan Party, hereby represents and warrants to the Administrative Agent and each Lender, with respect to all Loan Parties, as follows:

(a) After giving effect to this Amendment, each of the representations and warranties in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted by the Credit Agreement.

(b) The execution, delivery and performance by Holdings and the Borrower of this Amendment have been duly authorized by all requisite corporate or limited liability company action and will not violate the articles of incorporation or bylaws (or other constituent documents) of Holdings or the Borrower.

(c) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

Section 4. Costs and Expenses. As provided in Section 9.05(a) of the Credit Agreement, the Borrower agrees to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel or other advisors for advice, assistance or other representation in connection with this Amendment.

Section 5. Reference to and Effect on the Loan Documents.

(a) As of the Effective Date, each reference in the Credit Agreement and the other Loan Documents to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended and as waived hereby with respect to the certain requirements outlined above, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.

(b) Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, any Lender or any Issuer under the Credit Agreement or any Loan Document, or constitute a waiver or amendment of any other provision of the Credit Agreement or any Loan Document except as and to the extent expressly set forth herein.

(d) Each of Holdings, the Borrower and (by its acknowledgement hereof as set forth on the signature pages hereto) each other Loan Party, hereby confirms that the guaranties, security interests and liens granted pursuant to the Loan Documents continue to guarantee and secure the Obligations as set forth in the Loan Documents and that such guaranties, security interests and liens remain in full force and effect.

Section 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Receipt by the Administrative Agent of a facsimile copy of an executed signature page hereof shall constitute receipt by the Administrative Agents of an executed counterpart of this Amendment.

Section 7. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

Section 8. Headings. Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

Section 9. Waiver of Jury Trial. Each Of The Parties Hereto Irrevocably Waives Trial By Jury In Any Action Or Proceeding With Respect To This Amendment Or Any Other Loan Document.

[Signature Pages Follow]

In Witness Whereof, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, as of the date indicated above.

Alpha NR Holding, Inc.
as Holdings By: /s/ Vaughn Groves

Name: Vaughn Groves Title: Vice President
Alpha Natural Resources, LLC
as Borrower By: /s/ Vaughn Groves

Name: Vaughn Groves Title: Vice President
Citicorp North America, Inc.,
as Administrative Agent By: /s/ Mason McGurrin

Name: Title:	Mason McGurrin Vice President

For the purposes of Section 5(d) hereof, each other Loan Party set forth below hereby consents to this Amendment and confirms that all guaranties, security interest and Liens granted by it, and all its other obligations, pursuant to the Loan Documents remain in full force and effect.

ALPHA COAL SALES CO., LLC

(a/k/a Metcoal Sales; a/k/a Spectrum Laboratories)

ALPHA NATURAL RESOURCES

CAPITAL CORP.

ALPHA TERMINAL COMPANY, LLC

ESPERANZA COAL CO., LLC

DICKENSON-RUSSELL COAL COMPANY, LLC

DICKENSON-RUSSELL LAND AND RESERVES, LLC

MAXXIM REBUILD CO., LLC

MAXXUM CARBON RESOURCES, LLC

AMFIRE, LLC

AMFIRE HOLDINGS, INC.

ALPHA NATURAL RESOURCES

SERVICES, LLC

MAXXIM SHARED SERVICES, LLC

AMFIRE WV, L.P.

BROOKS RUN MINING COMPANY, LLC

KINGWOOD MINING COMPANY, LLC

AMFIRE MINING COMPANY, LLC

ENTERPRISE MINING COMPANY, LLC

ENTERPRISE LAND AND RESERVES, INC.

RIVERSIDE ENERGY COMPANY, LLC

SOLOMONS MINING COMPANY

BLACK DOG COAL CORP.

PARAMONT COAL COMPANY

VIRGINIA, LLC

MCDOWELL-WYOMING COAL COMPANY, LLC

HERNDON PROCESSING COMPANY, LLC

KEPLER PROCESSING COMPANY, LLC

LITWAR PROCESSING COMPANY, LLC

PREMIUM ENERGY, LLC

BUCHANAN ENERGY COMPANY, LLC

CALLAWAY NATURAL RESOURCES, INC.

CALLAWAY LAND AND RESERVES, LLC

NICEWONDER CONTRACTING, INC.

TWIN STAR MINING, INC.

VIRGINIA ENERGY COMPANY, LLC

(a/k/a Alpha Virginia Energy Company, LLC)

WHITE FLAME ENERGY, INC.

MATE CREEK ENERGY, LLC

POWERS SHOP, LLC

By: /s/ Vaughn Groves
Name: Vaughn Groves
Title: Vice President

ALPHA LAND AND RESERVES, LLC

By: /s/ Vaughn Groves
Name: Vaughn Groves
Title: President and Manager